                    [PFL Life Insurance Company Letterhead]

September 5, 2000

VIA EDGAR

---------------------------------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Endeavor Variable Life Account
     File No. 811-09046, CIK 0000945412
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Endeavor Variable Life Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for Endeavor Series Trust, the underlying management investment company. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 29, 2000, Endeavor Series Trust filed its semi-annual report with the Commission via EDGAR (CIK: 0000847254). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

PFL Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division